SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    April 24, 2002 (April 23, 2002)

LENDINGTREE, INC.
(Exact name of registrant as specified in charter)

Delaware	000-29215	25-1795344

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

11115 Rushmore Drive, Charlotte, North Carolina	28277

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (704) 541-5351

Item 5.  Other Events.

     On April 23, 2002, LendingTree issued a press release covering the results of its first quarter 2002 operating results and providing guidance for the remainder of 2002. See Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Exhibits. The following exhibit is filed herewith:

99.1 Press release issued on April 23, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDINGTREE, INC.

Date: April 24, 2002	By:	/s/ Douglas R. Lebda Name: Douglas R. Lebda Title: Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
April 23, 2002	000-29215

LENDINGTREE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued on April 23, 2002.